Exhibit 10.1

NOVADEL PHARMA INC.
2006 EQUITY INCENTIVE PLAN

        This NovaDel Pharma Inc. 2006 Equity Incentive Plan (the “Plan”) has been approved by the Board of Directors of NovaDel Pharma Inc., a Delaware corporation (the “Company”), subject to approval by the stockholders of the Company, and shall become effective as of the Effective Date.

         Section 1.         Purpose. The Plan is intended to provide qualifying Employees, Directors and Consultants with equity ownership in the Company and to provide an additional incentive to those qualifying Employees, Directors and Consultants to promote the success of the Company. In addition, by means of the Plan, the Company seeks to retain the services of persons now employed by or serving as Directors or Consultants to the Company and to secure and retain the services of persons capable of filling such positions.

        Section 2.        Scope of the Plan.

                     (a)        The total number of shares of Common Stock of the Company (the “Shares”) for which Awards under the Plan shall be available is six million (6,000,000). In accordance with the requirements of Section 162(m) of the Code, the number of Shares for which Awards may be granted to any individual Participant in any calendar year shall not exceed two million five hundred thousand (2,500,000) shares. A maximum of six million (6,000,000) shares may be issued as ISOs under the Plan.

                     (b)        If any Shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or for other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. If any outstanding ISOs under the Plan for any reason expire or are terminated, the Shares allocable to the unexercised portion of all of such ISOs may again be available for grant as ISOs under the Plan. Shares issued under the Plan may be treasury shares, authorized and unissued shares or shares purchased in the open market or otherwise.

         Section 3.        Definitions. The terms set forth below have the indicated meanings which are applicable to both the singular and plural forms thereof:

                     (a)        “Award” shall mean any Options, both Nonstatutory Stock Options and ISOs, Restricted Shares, Bonus Shares or SARs granted under the Plan.

                     (b)        “Award Agreement” shall mean a written agreement, in the forms set forth as Exhibits A, B and C hereto, or such other form as the Committee prescribes from time to time, by which an Award shall be evidenced.

                     (c)        “Base Amount” shall mean an amount equal to the per share Exercise Price of the related Option or if there is no related Option, an amount, as specified in the Award Agreement, equal to or greater than the Fair Market Value of a share on the Grant Date of the SAR.

                     (d)        “Board” shall mean the Board of Directors of the Company.

                     (e)        “Bonus Shares” shall mean Shares that are awarded to a Participant without cost and without restrictions.

                     (f)        “Cause” shall mean:

                                     i.        The willful failure, disregard or refusal by the Participant to perform his duties under any employment agreement between the Participant and the Company, or in the absence of such an agreement, an involuntary termination of service of the Participant on account of the Participant’s engaging in any willful or intentional neglect in performing his or her duties, including, but not limited to, fraud, misappropriation or embezzlement involving property of the Company or an affiliate thereof;

                                     ii.        Any willful, intentional or grossly negligent act by the Participant that may have the effect of injuring or impairing, in a material way (whether financial or otherwise and as determined in good-faith by a majority of the Committee), the business, goodwill or reputation of the Company or any of its affiliates, including but not limited to, any officer, director, or executive of the Company or any of its affiliates;

                                     iii.        The Participant’s indictment of any felony or a conviction of a misdemeanor involving moral turpitude or a felony (including entry of a nolo contendere plea); or

                                     iv.        The determination by the Company, after a reasonable and good-faith investigation by the Company following a written allegation by another employee of the Company, that the Participant engaged in some form of harassment prohibited by law (including, without limitation, age, sex or race discrimination).

                     (g)        “Change in Control” shall, unless otherwise determined by the Committee in an Award Agreement, be deemed to have occurred after the Effective Date:

                                     i.        upon any “person” as such term is used in Sections 13(d) and 14(d) of the 1934 Act (other that the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by all of the stockholders of the Company in substantially the same proportion as their ownership of Shares in the Company), becoming an owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing more than fifty (50%) percent of the combined voting power of the Company’s then outstanding securities (including, without limitation, securities owned at the time of any increase in ownership);

                                     ii.        during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (i) or (iii) of this section, or (B) a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board;

                                     iii.        upon merger or consolidation of the Company with, or the sale of all or substantially all of the assets of the Company to, any other corporation or other entity, in each case, unless, following such merger, consolidation or sale (A) the voting securities of the Company outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving or purchasing entity (the “Surviving Entity”)) more than fifty (50%) percent of the combined voting power of the voting securities of the Company or the Surviving Entity outstanding immediately after such merger, consolidation or sale; and (B) at least a majority of the members of the board of directors of the Surviving Entity were Incumbent Directors at the time of the execution of the initial agreements, or of the action of the Board, providing for such merger, consolidation or sale; or

                                     iv.        upon the approval by the Company’s stockholders of a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, the determination of a Change in Control shall be made in a manner that complies with Section 409A of the Code.

                     (h)        “Code” shall mean the Internal Revenue Code of 1986, as amended or superseded, and the regulations and rulings thereunder. Reference to a particular section of the Code shall include references to successor provisions.

                     (i)        “Committee” shall mean the committee of the Board designated pursuant to Section 4(a) hereof.

                     (j)        “Common Stock” shall mean the common stock, $0.001 par value per share, of the Company.

                     (k)        “Company” shall mean NovaDel Pharma Inc., a Delaware corporation, or any successor corporation.

                     (l)        “Consultant” shall mean any natural person who is engaged by the Company or any parent, Subsidiary or affiliate thereof, to render services to the Company and is compensated for such services, but shall not include any person that is an Employee under Section 3401(c) of the Code or any person that directly or indirectly promotes or maintains a market for the Company’s securities (other than services in connection with the offer or sale of securities in a capital-raising transaction).

                     (m)        “Covered Employee” shall mean an employee defined as a “covered employee” in Code Section 162(m)(3).

                     (n)        “Director” shall mean a member of the Board.

                     (o)        “Disability” shall have the meaning set forth in the Participant’s Award Agreement; provided, that if such term is not defined in such agreement, then “Disability” shall mean a permanent and total disability, within the meaning of Section 22(e)(3) of the Code. Notwithstanding the foregoing, for any Awards that constitute a nonqualified deferred compensation plan within the meaning of Section 409A(d) of the Code, Disability shall have the same meaning as set forth in any regulations, revenue procedure or revenue rulings issued by the Secretary of the United States Treasury applicable to such plans.

                     (p)        “Effective Date” shall mean the date that the Company’s stockholders approve the Plan.

                     (q)        “Eligible Participant” shall mean any Employee, Consultant or Director.

                     (r)        “Employee” shall mean an employee (as defined in Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or a Subsidiary.

                     (s)        “Exercise Price” shall mean the price per share to be paid by the Participant for shares subject to an Option.

                     (t)        “Fair Market Value” per share of Common Stock on any relevant date shall mean such value as determined in accordance with the following provisions:

                                     i.        if the Common Stock is listed on an established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market or The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination or, if there were no sales on such date, the closing sales price (or closing bid, if applicable) of the Common Stock on the last preceding date on which there were sales;

                                     ii.        if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value will be the mean between the high bid and the low asked prices for the Common Stock for the day of determination or, if there were no sales on such date, the closing sales price (or closing bid, if applicable) of the Common Stock on the last preceding date on which there were sales; or

                                     iii.        in the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Committee.

Notwithstanding the foregoing, the determination of Fair Market Value shall be made in a manner that complies with Section 409A of the Code.

                     (u)        “Good Reason” shall mean (i) a breach by the Company of its material obligations set forth in any employment agreement between the Company and the Participant; (ii) a material reduction by the Company or the Board, as applicable, of the Participant’s duties, title or authority provided in an employment agreement between the Company and the Participant; or (iii) if provided for in any employment agreement between the Participant and the Company, the relocation of the principal executive office of the Company in excess of fifty (50) miles from its present location not consented to in writing by the Participant.

                     (v)        “Grant Date” shall have the meaning specified in Section 6(a) hereof.

                     (w)        “Incentive Stock Option” or “ISO” shall mean an incentive stock option within the meaning of Section 422 of the Code or any successor or provision thereto.

                     (x)        “1933 Act” shall mean the Securities Act of 1933, as amended. References to a particular section of the 1933 Act or rule thereunder include references to successor provisions.

                     (y)        “1934 Act” shall mean the Securities Exchange Act of 1934, as amended. References to a particular section of the 1934 Act or rule thereunder include references to successor provisions.

                     (z)        “Nonstatutory Stock Option” shall mean an Option that is not an Incentive Stock Option.

                     (aa)        “Option” shall mean a right granted to a Participant to purchase Shares at a specified price during specified time periods. An Option may be either an ISO or a Nonstatutory Stock Option.

                     (bb)        “Option Term” shall mean the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, in the discretion of the Committee and consistent with the provisions of the Plan, be changed from time to time by the Committee.

                     (cc)        “Participant” shall mean an Employee, Director or Consultant who has been granted an Award.

                     (dd)        “Plan” shall mean this NovaDel Pharma Inc. 2006 Equity Incentive Plan, as amended or supplemented from time to time.

                     (ee)        “Qualified Performance Based-Award” shall mean an Award granted to an Employee of the Company that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on the criteria set forth in Section 11(c), or (ii) an Option or SAR having an Exercise Price equal to or greater than the Fair Market Value of the underlying Common Stock as of the Grant Date.

                     (ff)        “Restricted Shares” shall mean Shares granted to a Participant pursuant to Section 9 that are subject to forfeiture if the Participant does not satisfy the conditions specified in the Award Agreement applicable to those Shares.

                     (gg)        “Rule 16b-3” shall mean Rule 16b-3 as promulgated under the 1934 Act, as amended from time to time, together with any successor rule.

                     (hh)        “Section 16 Participant” shall mean a person who is subject to the provisions of Section 16 of the 1934 Act and the regulations promulgated thereunder with respect to transactions involving equity securities of the Company.

                     (ii)        “Section 162(m) Exemption” shall mean the exemption from the limitation on deductibility imposed by 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

                     (jj)        “Share” shall mean a share of the Company’s Common Stock.

                     (kk)        “Stock Appreciation Right” or “SAR” shall mean a right granted to a Participant under Section 8.

                     (ll)        “Subsidiary” shall mean a subsidiary company as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition).

                     (mm)        “Ten Percent Owner” shall mean a person who owns capital stock possessing ten percent or less of the total combined Voting Power of all classes of capital stock of the Company or any Subsidiary. A person shall be considered to own: (i) the shares owned, directly or indirectly, by or for his or her brothers and sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; (ii) the shares owned, directly or indirectly, by or for a corporation, partnership, estate, or trust in proportion to such person’s stock interest, partnership interest or beneficial interest therein; and (iii) the shares which such person may purchase under any outstanding options of the Company or of a Subsidiary.

                     (nn)        “Voting Power” shall mean the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors.

        Section 4.        Administration.

                     (a)        The Plan shall be administered by a Committee which shall consist of two or more members of the Board, all of whom shall qualify as “outside directors” as defined for purposes of the regulations under Section 162(m) of the Code and as “non-employee directors” under Rule 16b-3(b)(3)(i) under the 1934 Act. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy the conditions of Rule 16b-3 and Section 162(m) of the Code as then in effect.

                     (b)        The Committee has full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan as the Committee deems necessary or appropriate. The Committee’s powers include, but are not limited to, the following:

                                     i.        to determine when and to whom Awards should be granted and the terms, conditions and restrictions applicable to each Award, including, without limitation, (A) the exercise price of the Award, (B) the method of payment for Shares purchased upon the exercise of an Award, (C) the method of satisfaction of any tax withholding obligation arising in connection with an Award, (D) the timing, terms and conditions of the exercisability or vesting of an Award, (E) the vesting, conditions, limitations or restrictions with respect to any Award, (F) the effect of the Participant’s termination of employment or service with the Company on any of the foregoing, (G) all other terms, conditions and restrictions applicable to the Award or Shares acquired pursuant to an Award not inconsistent with the terms of the Plan, (H) the benefit payable under any SAR, and (I) whether or not specific Awards shall be identified with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards;

                                     ii.        to determine the amount, if any, that a Participant shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of any Award) shall be forfeited and whether such Shares shall be held in escrow;

                                     iii.        to determine the terms, conditions and restrictions of all Award Agreements (which need not be identical and need not be in the form attached hereto as Exhibits A, B and C, if expressly approved by the Committee) and, with the consent of the Participant, to amend any such Award Agreement at any time, except that the consent of the Participant shall not be required for any amendment which (A) does not adversely affect the rights of the Participant or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any change in applicable law;

                                     iv.        to accelerate the exercisability of, and to accelerate or waive any or all of the terms, conditions and restrictions applicable to, any Award or any group of Awards, provided that the Committee determines that such acceleration, waiver or other adjustment is necessary or desirable in light of extraordinary circumstances;

                                     v.        subject to Section 7(c) and (d) hereof, to extend the time during which any Award or group of Awards may be exercised;

                                     vi.        to make such adjustments or modifications to Awards to Participants working outside the United States as are advisable to fulfill the purposes of the Plan; and

                                     vii.        to impose such additional terms, conditions and restrictions upon the grant, exercise or retention of Awards as the Committee may, before or concurrent with the grant thereof, deem appropriate.

         Section 5.         Eligibility. The Committee may, in its discretion, grant Awards to any Eligible Participant, provided, however that ISOs may only be granted to an Employee or Ten Percent Owner of the Company or a Subsidiary.

         Section 6.         Conditions to Grants. Awards shall be evidenced by written Award Agreements specifying the number of Shares covered thereby, in the forms attached hereto as Exhibits A, B and C; provided, however, that the Committee may issue any Award pursuant to an Award Agreement in such other form as may be expressly approved by the Committee that does not conflict with the terms of the Plan. By accepting an Award, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

                     (a)        The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee;

                     (b)        The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Option or SAR exceed ten (10) years from its Grant Date, or if Section 7(c)(ii) applies, five (5) years from its Grant Date;

                     (c)        An Award may not be exercised for fractional shares of the Company’s Common Stock; and

                     (d)        Any terms and conditions of an Award not set forth in the Plan shall be set forth in the Award Agreement related to that Award.

        Section 7.        Stock Options.

                     (a)        Grant of Options. Each Option shall be clearly identified in the applicable Award Agreement as either an ISO or a Nonstatutory Stock Option. No later than the Grant Date of any Option, the Committee shall determine the Exercise Price of such Option.

                     (b)        Exercise Price. Subject to Section 7(c)(i) hereof, the Exercise Price of an Option may be the Fair Market Value of a Share on the Grant Date or may be more than such Fair Market Value, but shall not be less than such Fair Market Value. An Option shall be exercisable for unrestricted Shares, unless the Award Agreement provides that it is exercisable for Restricted Shares.

                     (c)        Grant of ISOs. At the time of the grant of any Option to an Employee, the Committee may, in its discretion, designate that such Option shall be made subject to additional restrictions to permit the Option to qualify as an “incentive stock option” under the requirements of Section 422 of the Code. Any Option designated as an ISO:

                                     i.        shall have an Exercise Price that is not less than the Fair Market Value of a Share on the Grant Date and, if granted to a Ten Percent Owner, shall have an Exercise Price that is not less than 110% of the Fair Market Value of a Share on the Grant Date;

                                     ii.        shall be exercisable for a period of not more than ten (10) years and, if granted to a Ten Percent Owner, not more than five (5) years, from the Grant Date and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

                                     iii.        shall meet the limitations of this subparagraph 7(c)(iii). If the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Participant in any calendar year exceeds the limit determined in accordance with the provisions of Section 422 of the Code (the “Limit”) taking into account Shares subject to all ISOs granted by the Company which are held by the Participant, the excess will be treated as Nonstatutory Stock Options. To determine whether the Limit is exceeded, the Fair Market Value of Shares subject to Options shall be determined as of the Grant Dates of such Options. In reducing the number of Options treated as ISOs to meet the Limit, the most recently granted Options will be reduced first. If a reduction of simultaneously granted Options is necessary to meet the Limit, the Committee may designate which Shares are to be treated as Shares acquired pursuant to an ISO;

                                     iv.        shall require the Participant to notify the Committee of any disposition of any Shares issued upon the exercise of the ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions, each a “Disqualifying Disposition”), within ten (10) business days after such Disqualifying Disposition; and

                                     v.        unless otherwise permitted by the Code, shall by its terms not be assignable or transferable other than by will or by the laws of descent and distribution and may be exercised, during the Participant’s lifetime, only by the Participant, except that the Participant may, in accordance with Section 12 hereof, designate in writing a beneficiary to exercise its ISOs after the Participant’s death.

                     (d)        Exercise of Options.

                                     i.        Subject to Section 7(c)(ii) hereof, each Option shall become exercisable at such time or times as may be specified by the Committee from time to time, but no later than ten (10) years from the date of grant of such Option.

                                     ii.        An Option shall be exercised by the delivery to the Company during the Option Term of (A) a written notice of intent to purchase a specific number of Shares subject to the Option in accordance with the terms of the Option by the person entitled to exercise the Option and (B) payment in full of the Exercise Price of such specific number of Shares in accordance with Section 7(b) hereof plus the amount of any federal and state income tax withholding in accordance with Section 14.

                                     iii.        Payment of the Exercise Price may be made by cash, check or wire transfers.

        Section 8.        SARs.

                     (a)        Grant of SARs. When granted, SARs may, but need not, be identified with a specific Option of the Participant (including any Option granted on or before the Grant Date of the SARs) in a number equal to or different from the number of SARs so granted; provided, however, that in the case of an ISO, SARs may be granted only at the time of the grant of the ISO. If SARs are identified with Shares subject to an Option, then, unless otherwise provided in the applicable Award Agreement, the Participant’s associated SARs shall terminate upon (A) the expiration, termination, forfeiture or cancellation of such Option or (B) the exercise of such Option.

                     (b)        The Committee shall establish the Base Amount of the SAR at the time the SAR is granted. Unless the Committee determines otherwise, the Base Amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, an amount equal to or greater than the Fair Market Value of a Share on the Grant Date of the SAR. In no event shall the Base Amount of any SAR be reduced following the grant of such SAR, nor shall the SAR be cancelled in exchange for a replacement SAR with a lower Base Amount.

                     (c)        The term of a SAR granted without identification to an Option of the Participant, shall be no longer than ten (10) years.

                     (d)        Exercise of SARs.

                                     i.        Subject to Section 8(a) hereof, and except as otherwise provided in the applicable Award Agreement, (A) each SAR not identified with any other Award shall become exercisable with respect to one-third (1/3rd) of the Shares subject thereto on each of the first three (3) anniversaries of the Grant Date of such SAR, and (B) each SAR which is identified with any other Award shall become exercisable as and to the extent that the Option with which such SAR is identified may be exercised or becomes nonforfeitable, as the case may be.

                                     ii.        SARs shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of SARs. Unless otherwise provided in the applicable Award Agreement, the exercise of SARs which are identified with Shares subject to an Option shall result in the cancellation or forfeiture of such Option to the extent of such exercise.

                                     iii.        The exercise of a SAR related to an Option will entitle the holder to receive payment of an amount determined by multiplying:

                                                      (1)        the excess of the Fair Market Value of a Share on the Exercise Date of such SAR over the Base Amount specified for such related Option, by

                                                      (2)        the number of Shares as to which such SAR is exercised.

                                     iv.        A SAR granted without relationship to an Option will entitle the holder to receive payment of an amount determined by multiplying:

                                                      (1)        the excess of (x) the Fair Market Value of a Share of Common Stock on the exercise date of such SAR over (y) the greater of the Fair Market Value of a Share on the SAR’s Grant Date or such greater amount as may be set forth in the applicable Award Agreement, by

                                                      (2)        the number of Shares as to which such SAR is exercised.

                                     v.        Notwithstanding (iii) and (iv) above, the Committee may place a limitation on the amount payable upon exercise of a SAR. Any such limitation must be determined as of the Grant Date and set forth in the applicable Award Agreement.

                                     vi.        The payment with respect to any SAR shall be made in a manner that complies with Section 409A of the Code.

        Section 9.        Grant of Restricted Shares.

                     (a)        The Committee shall determine the amount, if any, that a Participant shall pay for Restricted Shares. Any such payment shall be made in full by the Participant before the delivery of the Shares and in any event no later than ten (10) business days after the Grant Date.

                     (b)        During the Restriction Period, a Participant may not sell, assign, transfer, pledge, hypothecate or otherwise dispose of or encumber the Shares.

                     (c)        If Restricted Shares are forfeited and the Participant was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Participant shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (1) the amount paid by the Participant for such Restricted Shares, or (2) the Fair Market Value of a Share on the date of forfeiture, multiplied by the number of Restricted Shares, which shall be paid to the Participant in cash as soon as administratively practicable. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Participant thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Participant accepts the Company’s tender of payment for such Restricted Shares.

                     (d)        The Committee may provide that the certificates for any Restricted Shares (1) shall be held (together with a stock power executed in blank by the Participant) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited, or (2) shall bear an appropriate legend restricting the transfer of such Restricted Shares. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be issued without such legend.

                     (e)        Unless the Committee determines otherwise, during the Restriction Period the Participant shall have the right to vote the Restricted Shares and to receive any dividends or other distributions paid on such Shares, subject to any restrictions deemed appropriate by the Committee and set forth in the Award Agreement.

         Section 10.       Grant of Bonus Shares. The Committee may grant Bonus Shares to any Eligible Participant. In the event the Committee grants Bonus Shares, a certificate for the Shares constituting such Bonus Shares shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which the Bonus Shares are granted.

        Section 11.        Qualified Performance-Based Awards.

                     (a)        Options and SARs. The provisions of the Plan are intended to ensure that all Options and SARs granted hereunder to any Covered Employee shall qualify for the Code Section 162(m) Exemption.

                     (b)        Other Awards. When granting an Award other than an Option or a SAR, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to

Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code.

                     (c)        Performance Goal. The Committee shall determine objective performance goals based upon one or more of the following criteria: certain scientific milestones; earnings (either in the aggregate or on a per share basis); operating income; cash flow; EBITDA (earnings before interest, taxes, depreciation and amortization); return on equity; indices related to EVA (economic value added); per share rate of return on the Common Stock (including dividends); market share (in one or more markets); customer retention rates; market penetration rates; revenues; reductions in expense levels; or the attainment by the Common Stock of a specified market value for a specified period of time.

                     (d)        Achievement of Performance Goals. Each Qualified Performance-Based Award shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the criteria set forth in Section 11(c), together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived upon the death or Disability of the Participant, or upon a Change in Control.

                     (e)        Certification of Performance Goals. Any payment of a Qualified Performance-Based Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. No Qualified Performance-Based Award held by a Covered Employee may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, or in any manner to waive the achievement of the applicable performance goals or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

         Section 12.     Limitations on Transfer. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company, or shall be subject to any lien, obligation, or liability of such Participant to any party other than the Company. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an ISO, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such section applied to an Award under the Plan. A Participant may, if permitted by the Committee, in its discretion, designate in writing a beneficiary to exercise an Award after his or her death (if that designation has been received by the Company prior to the Participant’s death). If no beneficiary has been designated or survives the Participant, any payments shall be made to the Participant’s estate. A beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Company. Notwithstanding anything herein to the contrary, the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (1) does not result in accelerated taxation, (2) does not cause any Option intended to be an ISO to fail to be described in Code Section 422(b), and (3) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards. Any purported transfer in violation of this Section 12 shall be null and void.

         Section 13.     Notification under Section 83(b) upon Exercise. If a Participant, in connection with the exercise of any Option or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Participant’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Participant shall notify the Company, in writing, of such election within ten (10) days after filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.

         Section 14.     Mandatory Tax Withholding. Whenever under the Plan a SAR is exercised or when Shares are to be delivered upon exercise or payment of an Award or upon Restricted Shares becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require (i) that the Participant remit an amount in cash, sufficient to satisfy all federal, state and local taxes withholding requirements (including the Participant’s FICA obligation) related thereto (“Required Withholding”), (ii) the withholding of such Required Withholding from compensation otherwise due to the Participant, or (iii) any combination of (i) and (ii).

        Section 15.     Termination of Employment or Service

                     (a)        For Cause. Except as otherwise provided by the Committee in an Award Agreement, if a Participant’s employment or service is terminated for Cause (i) the Participant’s Restricted Shares that are then forfeitable shall be forfeited immediately, subject to the provisions of Section 9(c) hereof regarding repayment of certain amounts to the Participant, and (ii) any unexercised Option or SAR shall terminate effective immediately.

                     (b)        On Account of Death. Except as otherwise provided by the Committee in an Award Agreement, if a Participant’s employment or service terminates on account of death (or if a Participant dies within ninety (90) days following termination of employment due to Disability), then:

                                     i.        the Participant’s Restricted Shares that were forfeitable shall thereupon become nonforfeitable; and

                                     ii.        any unexercised Option or SAR, to the extent exercisable on the date of death, may be exercised, in whole or in part, within the first one hundred eighty (180) days (but only during the Option Term) after the death of the Participant by (A) his or her personal representative or by the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Participant’s designated beneficiary and, to the extent that any such Option or SAR was not exercisable on the date of death, it will immediately terminate. All Options that are forfeitable upon the date of the Participant’s death shall expire.

                     (c)        On Account of Disability. Except as otherwise provided by the Committee in an Award Agreement, if a Participant’s employment or service terminates on account of Disability, then:

                                     i.        the Participant’s Restricted Shares that were forfeitable shall thereupon become nonforfeitable; and

                                     ii.        any unexercised Option or SAR, to the extent exercisable on the date of such termination of employment or service due to Disability, may be exercised in whole or in part, within the first ninety (90) days after such termination of employment or service due to Disability (but only during the Option Term) by the Participant, or by his or her legal guardian or representative, and to the extent that any such Option or SAR was not exercisable on the date of such termination of employment due to Disability, it will immediately terminate.

         Section 16.     Change in Control. Except as otherwise provided by the Committee in an Award Agreement, if a Participant’s employment is terminated without Cause or if the Participant resigns for Good Reason within six months after the effective date of a Change in Control, then (1) all of that Participant’s outstanding Options and SARS shall become fully exercisable, and (2) all restrictions on the Participant’s Restricted Shares shall lapse.

         Section 17.     Other Termination or Nonrenewal of Employment Agreement Except as otherwise provided by the Committee in an Award Agreement, if (A) the Participant’s employment is terminated prior to the end of the term under any employment agreement between the Company and the Participant other than as a result of the Participant’s death or Disability and other than for Cause or due to a Change in Control, (B) the Participant’s employment is terminated by the Participant, (C) the Participant’s employment agreement is not renewed by the Participant at the end of its initial term, or (D) the Company provides notice to the Participant that his employment agreement will not be renewed, any portion of an Option or SAR that has not vested shall expire as of the termination date or nonrenewal date, and any unexercised portion of a vested Option or SAR shall remain exercisable for a period of ninety (90) days after the termination date, the date of nonrenewal or the expiration of the Option or SAR, whichever is earlier. All Restricted Shares that are subject to forfeiture as of the termination date or nonrenewal date shall be forfeited and returned to the Company pursuant to the terms of Section 9(c) on such date.

         Section 18.     Plans of Foreign Subsidiaries. The Committee may authorize any foreign Subsidiary to adopt a plan for granting Awards (“Foreign Plan”). All Awards granted under such Foreign Plan shall be treated as Awards under the Plan. Such Foreign Plans shall have such provisions as the Committee permits not inconsistent with the provisions of the Plan. Awards granted under a Foreign Plan shall be governed by the terms of the Plan, except to the extent that the provisions of the Foreign Plan are more restrictive than the provisions of the Plan, in which case the Foreign Plan shall control.

        Section 19.     Securities Law Matters.

                     (a)        If the Committee deems it necessary in order to comply with any applicable securities law, the Committee may require a written investment intent representation by the Participant and may require that a restrictive legend be affixed to certificates representing the Shares. If, based upon the advice of counsel to the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities laws or regulations or (ii) the listing requirements of any national exchange or national market system on which any of the Company’s equity securities are listed, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

                     (b)        Grants of Options to Section 16 Participants shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder for such grants to qualify for exemption from liability under Section 16(b) promulgated under the 1934 Act.

         Section 20.     No Employment Rights; No Consultant Rights; No Director Rights. Subject to a separate written agreement to the contrary, neither the establishment of the Plan nor the grant of any Award shall (A) give any Participant the right to remain employed or otherwise engaged, hired or retained by the Company or any Subsidiary, or to any benefits not specifically provided by the Plan; (B) confer upon any Participant any right with respect to continuing the Participant’s relationship as Consultant or Director of the Company or any Subsidiary; (C) permit any Participant to interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without Cause; or (D) modify the right of the Company or any Subsidiary to modify, amend or terminate any employee benefit plan.

         Section 21.     No Rights as a Stockholder. A Participant shall not have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to the Participant. Restricted Shares, whether held by a Participant or in escrow by the Company, shall confer on the Participant all rights of a stockholder of the Company, except as otherwise provided in the Plan or in the applicable Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends or deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

         Section 22.     Nature of Payments. Awards shall be special incentive payments to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Participant, except as such plan or agreement shall otherwise expressly provide.

         Section 23.     Non-Uniform Determinations. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards, whether or not such persons are similarly situated. Without limiting the generality of the foregoing, the Committee shall be entitled to enter into non-uniform and selective Award Agreements as to (a) the identity of the Participants, (b) the terms and provisions of Awards, and (c) the treatment of termination of employment or service.

         Section 24.     Adjustments. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 2 shall be adjusted proportionately, and the Committee may adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include (A)

adjustment of the number and kind of shares which may be delivered under the Plan; (B) adjustment of the number and kind of shares subject to outstanding Awards; (C) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of benefit payable on an Award; and (D) any other adjustments that the Committee determines to be equitable. In addition, the Committee may, in its sole discretion, provide (U) that Awards will be settled in cash rather than in Shares, (V) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (W) that Awards will be assumed by another party to the transaction or otherwise be equitably converted or substituted in connection with such transaction, (X) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Shares as of a specified date associated with the transaction, over the Exercise Price of the Award, (Y) that performance targets and performance periods for Qualified Performance-Based Awards will be modified, consistent with Code Section 162(m) where applicable, or (Z) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. Without limiting the foregoing, in the event of a subdivision of the outstanding Shares (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Shares into a lesser number of Shares, the authorization limits under Section 2 shall automatically be adjusted proportionately, and the Shares then subject to each Awards shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor. To the extent that any adjustments made pursuant to this Section 24 cause ISOs to cease to qualify as ISOs such Options shall be deemed to be Nonstatutory Stock Options.

         Section 25.     Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         Section 26.     Amendment of the Plan. The Committee may from time to time, in its discretion, amend the Plan without the approval of the Company’s stockholders, except that the Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with any and all laws, rules, or listing requirements relating to the administration of stock option plans under state corporate laws, federal and state securities laws and regulations, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan. No termination, amendment or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the Exercise Price or Base Amount of such Award).

         Section 27.     Term of the Plan. The Plan shall continue in effect until the earlier of its termination by the Committee or the date on which all of the Shares available for issuance under the Plan have been issued and all restrictions on such Shares under the terms of the Plan any Award Agreements have lapsed; provided, however, that no Awards shall be granted after the tenth (10th) anniversary of the Effective Date of the Plan. Notwithstanding the foregoing, if the maximum number of Shares issuable pursuant to the Plan has been increased at any time, all Awards shall be granted, if at all, no later than the last day preceding the ten (10) year anniversary of the earlier of (a) the date on which the latest such increase in the maximum number of Shares issuable under the Plan was approved by the stockholders of the Company or (b) the date such amendment was adopted by the Committee. No termination shall affect any Award then outstanding under the Plan.

         Section 28.     No Illegal Transactions. The Plan and all Awards granted pursuant to it are subject to all applicable laws and regulations. Notwithstanding any provision of the Plan or any Award, Participants shall not be entitled to exercise, or receive benefits under, any Award and the Company shall not be obligated to deliver any Shares or deliver benefits to a Participant, if such exercise or delivery would constitute a violation by the Participant or the Company of any applicable law or regulation.

         Section 29.     Constructive Sales. No Participant shall directly or indirectly, through related parties or otherwise, sell “short” or “short against the box” (as those terms are generally understood in the securities markets), or otherwise directly or indirectly (through derivative instruments or otherwise) dispose of or hedge, any securities of the Company issuable upon exercise of such Participant’s Award(s).

         Section 30.     Controlling Law. This Plan and any actions taken hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the application of the conflicts of laws provisions thereof.

         Section 31.     Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section hereof or part of a Section hereof so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section to the fullest extent possible while remaining lawful and valid.

         Section 32.     Unfunded Status of Awards The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or in any Award Agreement shall give the Participant any rights greater than those of a general creditor of the Company. The Plan is not intended to be subject to ERISA.

         Section 33.     Titles and Headings The titles and headings of the sections and the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

         Section 34.     Gender and Number Except where otherwise indicated by the context, any masculine terms used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         Section 35.     No Limitations on Rights of Company. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to grant or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to a Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions in the Plan.

         Section 36.     Notice. Except as otherwise provided in this Plan, all notices or other communications required or permitted to be given under this Plan to the Company shall be in writing and shall be deemed to have been duly given if delivered personally or mailed, postage pre-paid, as follows: (i) if to the Company, at its principal business address to the attention of the Secretary; and (ii) if to any Participant, at the last address of the Participant known to the Company at the time the notice or other communication is sent.

         Section 37.     Special Rules This Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply. The Plan is also intended to comply with the provisions of Section 409A of the Code and, notwithstanding anything in the Plan or in an Award Agreement to the contrary, any provision of an Award which is subject to Section 409A of the Code but which does not comply with the requirements of such section shall be null and void and of no force or effect and the Committee shall, upon notice of such non-compliance and in its complete discretion, reform such Award so as to comply with the provision of Section 409A of the Code. Subject to Section 162(m) of the Code and Section 16 of the 1934 Act, to the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Committee may, without amending this Plan, establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in the Plan, and grant Awards (or amend existing Awards) in accordance with those rules.

EXHIBIT A
FORM OF RESTRICTED STOCK AWARD

RESTRICTED STOCK AWARD
non-transferable
GRANT TO
__________________________
(the “Participant”) on _________________
by NovaDel Pharma Inc. (the “Company”) of
___________shares of its common stock, par value $0.001 per share (the “Restricted Shares”)

pursuant to and subject to the provisions of the 2006 NovaDel Pharma Inc. Equity Incentive Plan (the “Plan”) and to the terms and conditions set forth hereafter.

IN WITNESS WHEREOF, NovaDel Pharma Inc. acting by and through its duly authorized officers, has caused this Award Agreement to be executed as of the day and year first above written.

NovaDel Pharma Inc.
By:__________________________
Its: Authorized Officer

Accepted by the Participant:
_____________________________

1.	Grant of Shares. The committee (the “Committee”) appointed by the Board of Directors of the Company to administer the 2006 NovaDel Pharma Inc. Equity Incentive Plan (the “Plan”), hereby grants to the Participant named above, subject to the restrictions and the other terms and conditions in the Plan and in this Award Agreement, the number of Shares indicated on page 1 hereof (the “Restricted Shares”). Unless otherwise indicated, any capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Plan. By accepting the Restricted Shares, the Participant is deemed to agree to comply with the terms of the Plan, this Award Agreement and all applicable laws and regulations.

2.	Restrictions. The Restricted Shares are subject to each of the following restrictions set forth in this Section. Restricted Shares may not be sold, transferred, exchanged, assigned, pledged, hypothecated or otherwise encumbered. Any attempted sale, transfer, exchange, assignment, pledge, hypothecation or other encumbrance of the Restricted Shares in violation of this Award Agreement shall be void and of no effect and the Company shall have the right to disregard the same on its books and records and to issue “stop transfer” instructions to its transfer agent. If the Participant’s employment with the Company terminates as provided in Section 6 hereof, then the Participant shall forfeit all of the Participant’s right, title and interest in and to the Restricted Shares as of the date of termination and such Restricted Shares shall immediately revert to the Company. The restrictions imposed under this Section shall apply to all Shares or other securities issued with respect to Restricted Shares hereunder in connection with any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Shares.

3.	Expiration and Termination of Restrictions. The restrictions imposed under Section 2 will cumulatively expire (the period prior to such expiration being referred to herein as the “Restricted Period”) as follows:

(a)	One Year after the Grant Date, 33% of the Restricted Shares shall vest;
(b)	Two Years after Grant Date, 33% of the Restricted Shares shall vest;
(c)	Three Years after Grant Date, 34% of the Restricted Shares shall vest;
(d)	Notwithstanding (a) – (c) of this Section 3, all (100%) of the Restricted Shares shall vest upon the death or Disability of the Participant.

4.	Delivery of Shares. The Restricted Shares will be registered in the name of the Participant as of the Grant Date and will be held by the Company during the Restriction Period in certificated or uncertificated (book-entry) form. If a certificate for Restricted Shares is issued during the Restriction Period with respect to such Restricted Shares, such certificate shall be registered in the name of the Participant and shall bear a legend delineating such restriction.

Stock certificates for the Shares with a legend shall be delivered to the Participant (or the Participant’s designee upon request of the Participant) after the expiration of the Restriction Period, but delivery may be postponed for such period as may be required for the Company with reasonable diligence to comply if deemed advisable by the Company, with registration requirements under the 1933 Act, listing requirements under the rules of any stock exchange, and requirements under any other law or regulation applicable to the issuance or transfer of the Restricted Shares.

5.	Voting and Dividend Rights. The Participant, as beneficial owner of the Restricted Shares, shall have full voting and dividend rights with respect to the Restricted Shares from and after the Grant Date (i.e., throughout the Restriction Period). If the Participant forfeits any rights he or she may have under this Award Agreement in accordance with Section 6, the Participant shall no longer have any rights as a stockholder with respect to the Restricted Shares or any interest therein and the Participant shall no longer be entitled to receive dividends on such stock.

6.	Termination.

(a) For Cause. If, during the Restriction Period as to any Restricted Shares hereunder, the Participant’s employment or service is terminated for Cause or by the Participant, then all Restricted Shares hereunder shall be forfeited.

(b) Other. If, during the Restriction Period as to any Restricted Shares hereunder, (i) the Participant’s employment is terminated prior to the end of the term under any employment agreement between the Company and the Participant other than as a result of the Participant’s death or Disability and other than due to a Change in Control, (ii) the Participant’s employment agreement is not renewed by the Participant at the end of its initial term, or (iii) the Company provides notice to the Participant that his employment agreement will not be renewed, any Restricted Shares hereunder shall be forfeited.

7.	Provisions of Plan Control. This Award Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Award Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Award Agreement shall be deemed to be modified accordingly, provided that to the extent the Plan provides the Committee with discretion to determine the terms of the Restricted Shares, the exercise of such discretion shall not be considered to be inconsistent with the terms of the Plan. This Award Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.

8.	Amendment. The Committee may amend, modify or terminate this Award Agreement without approval of the Participant; provided, however, that such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of the award hereunder determined as if it had been fully vested (i.e., as if all restrictions on the Restricted Shares hereunder had expired) on the date of such amendment or termination.

9.	Notices. All notices or other communications required or permitted to be given under this Award Agreement to the Company shall be in writing and shall be deemed to have been duly given if delivered personally or mailed, postage pre-paid, as follows: (i) if to the Company, at its principal business address to the attention of the Secretary; and (ii) if to the Participant, at the last address of the Participant known to the Company at the time the notice or other communication is sent.

EXHIBIT B
FORM OF INCENTIVE STOCK OPTION AWARD

INCENTIVE STOCK OPTION
non-transferable
GRANT TO

_______________________
(the “Participant”) on
the right to purchase ("ISO") from NovaDel Pharma Inc. (the "Company")
____________ shares of its common stock, par value $0.001 per share, at the exercise price of $__________ per share

pursuant to and subject to the provisions of the 2006 NovaDel Pharma Inc. Equity Incentive Plan (the “Plan”) and to the terms and conditions set forth hereafter. By accepting the ISO, the Participant, shall be deemed to have agreed to the terms and conditions set forth in this Award Agreement and the Plan. This option is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

IN WITNESS WHEREOF, NovaDel Pharma Inc. acting by and through its duly authorized officers, has caused this Award Agreement to be executed as of the day and year first above written.

NovaDel Pharma Inc.

By:__________________________
Its: Authorized Officer

Accepted by the Participant:
_____________________________

1.	Grant of Option. The committee (the “Committee”) appointed by the Board of Directors of the Company to administer the 2006 NovaDel Pharma Inc. Equity Incentive Plan (the “Plan”), hereby grants to the Participant named above, under the Plan, an incentive stock option (the “ISO”) to purchase from the Company, on the terms and conditions set forth in this Award Agreement, the number of shares (“Shares”) indicated above of the Company’s $0.001 par value common stock (“Common Stock”), at the exercise price per share set forth above (the “Exercise Price”). Unless otherwise indicated, any capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Plan. By accepting the ISO, the Participant is deemed to agree to comply with the terms of the Plan, this Award Agreement and all applicable laws and regulations.

2.	Tax Matters. The ISO granted hereunder is intended to qualify as an “incentive stock option” under Section 422 of the Code. If the aggregate Fair Market Value of Shares with respect to which the ISO first become exercisable by the Participant in any calendar year exceeds the limit determined in accordance with the provisions of Section 422 of the Code (the “Limit”) taking into account Shares subject to all ISOs granted by the Company which are held by the Participant, the excess will be treated as nonstatutory stock options which shall continue to be subject to all provisions in this Award Agreement and the Plan. To determine whether the Limit is exceeded, the Fair Market Value of Shares subject to an ISO shall be determined as of the Grant Dates of such ISOs. In reducing the number of options treated as ISOs to meet the Limit, the most recently granted options will be reduced first. If a reduction of simultaneously granted options is necessary to meet the Limit, the Committee may designate which Shares are to be treated as Shares acquired pursuant to an ISO.

3.	Vesting. The ISO shall become exercisable as provided below, which shall be cumulative. To the extent that the ISO has become exercisable with respect to a number of Shares as provided below, the ISO may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the ISO as provided herein and in accordance with the Plan, including, without limitation, the filing of such written form of exercise notice, if any, as may be required by the Committee and payment in full of the Exercise Price multiplied by the number of Shares so exercised. Upon expiration of the ISO, the ISO shall be cancelled and no longer exercisable. The following table indicates each date upon which the Participant shall be entitled to exercise the ISO with respect to the percentage of Shares vested indicated beside that date provided that the Participant is continuously employed at all times until the applicable vesting date:

Vesting Date	Number of Shares Vested

One Year after Grant Date (as indicated above)	33%
Two Years after Grant Date	33%
Three Years after Grant Date	34%

There shall be no proportionate or partial vesting in the periods prior to each vesting date and all vesting shall occur only on the appropriate vesting date.

4.	Option Term. The term of the ISO shall be ten (10) years after the Grant Date, subject to earlier termination in the event of the Participant’s termination of employment or service as set forth in Section 5.

5.	Termination.

a. For Cause. If the Participant’s employment or service is terminated for Cause any unexercised ISO shall terminate effective immediately.

b. On Account of Death. If the Participant’s employment or service terminates on account of death (or if the Participant dies within ninety (90) days following termination of employment due to Disability), then any unexercised ISO, to the extent exercisable on the date of death, may be exercised, in whole or in part, within the first one hundred eighty (180) days (but only during the Option Term) after the death of the Participant by (A) his or her personal representative or by the person to whom the ISO is transferred by will or the applicable laws of descent and distribution, or (B) the Participant’s designated beneficiary and, to the extent that any such ISO was not exercisable on the date of death, it will immediately terminate

c. On Account of Disability. If the Participant’s employment or service terminates on account of Disability, then any unexercised ISO, to the extent exercisable on the date of such termination of employment or service due to Disability, may be exercised in whole or in part, within the first ninety (90) days after such termination of employment or service due to Disability (but only during the Option Term) by the Participant, or by his or her legal guardian or representative, and to the extent that any such ISO was not exercisable on the date of such termination of employment due to Disability, it will immediately terminate.

d. Other. If (i) the Participant’s employment is terminated prior to the end of the term under any employment agreement between the Company and the Participant other than as a result of the Participant’s death or Disability and other than for Cause or due to a Change in Control, (ii) the Participant’s employment is terminated by the Participant other than for Good Reason, (iii) the Participant’s employment agreement is not renewed by the Participant at the end of its initial term, or (iv) the Company provides notice to the Participant that his employment agreement will not be renewed, any portion of the ISO that has not vested shall expire as of the termination date or nonrenewal date, and any unexercised portion of a vested ISO shall remain exercisable for a period of three (3) months after the termination date, the date of nonrenewal or the expiration of the ISO, whichever is earlier.

7.	Provisions of Plan Control. This Award Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Award Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Award Agreement shall be deemed to be modified accordingly, provided that to the extent the Plan provides the Committee with discretion to determine the terms of the ISO the exercise of such discretion shall not be considered to be inconsistent with the terms of the Plan. This Award Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.

8.	Notices. All notices or other communications required or permitted to be given under this Award Agreement to the Company shall be in writing and shall be deemed to have been duly given if delivered personally or mailed, postage pre-paid, as follows: (i) if to the Company, at its principal business address to the attention of the Secretary; and (ii) if to the Participant, at the last address of the Participant known to the Company at the time the notice or other communication is sent.

EXHIBIT C
FORM OF NONQUALIFIED STOCK OPTION

NONQUALIFIED STOCK OPTION
non-transferable
GRANT TO
_______________________
(the “Participant”) on
the right to purchase ( "Option") from NovaDel Pharma Inc. (the "Company")
_____________ shares of its common stock, par value $0.001 per share, at the exercise price of $__________ per share

pursuant to and subject to the provisions of the 2006 NovaDel Pharma Inc. Equity Incentive Plan (the “Plan”) and to the terms and conditions set forth hereafter. By accepting the Option, the Participant, shall be deemed to have agreed to the terms and conditions set forth in this Award Agreement and the Plan.

IN WITNESS WHEREOF, NovaDel Pharma Inc. acting by and through its duly authorized officers, has caused this Award Agreement to be executed as of the day and year first above written.

NovaDel Pharma Inc.

By:__________________________
Its: Authorized Officer

Accepted by the Participant:
_____________________________

1.	Grant of Option. The committee (the “Committee”) appointed by the Board of Directors of the Company to administer the 2006 NovaDel Pharma Inc. Equity Incentive Plan (the “Plan”), hereby grants to the Participant named above, under the Plan, a non-qualified stock option (the “Option”) to purchase from the Company, on the terms and conditions set forth in this Award Agreement, the number of shares (“Shares’) indicated above of the Company’s $0.001 par value common stock (“Common Stock”), at the exercise price per share set forth above (the “Exercise Price”). Unless otherwise indicated, any capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Plan. By accepting the Option, the Participant is deemed to agree to comply with the terms of the Plan, this Award Agreement and all applicable laws and regulations.

2.	Tax Matters. No part of the Option granted hereunder is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

3.	Vesting. The Option shall become exercisable as provided below, which shall be cumulative. To the extent that the Option has become exercisable with respect to a number of Shares as provided below, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein and in accordance with the Plan, including, without limitation, the filing of such written form of exercise notice, if any, as may be required by the Committee and payment in full of the Exercise Price multiplied by the number of Shares so exercised. Upon expiration of the Option, the Option shall be cancelled and no longer exercisable. The following table indicates each date upon which the Participant shall be entitled to exercise the Option with respect to the percentage of Shares vested indicated beside that date provided that the Participant is continuously employed at all times until the applicable vesting date:

Vesting Date	Number of Shares Vested

One Year after Grant Date (as indicated above)	33%
Two Years after Grant Date	33%
Three Years after Grant Date	34%

There shall be no proportionate or partial vesting in the periods prior to each vesting date and all vesting shall occur only on the appropriate vesting date.

4.	Option Term. The term of the Option shall be ten (10) years after the Grant Date, subject to earlier termination in the event of the Participant’s termination of employment or service as set forth in Section 5.

5.	Termination.

a. For Cause. If the Participant’s employment or service is terminated for Cause any unexercised Option shall terminate effective immediately.

b. On Account of Death. If the Participant’s employment or service terminates on account of death (or if the Participant dies within ninety (90) days following termination of employment due to Disability), then any unexercised Option, to the extent exercisable on the date of death, may be exercised, in whole or in part, within the first one hundred eighty (180) days (but only during the Option Term) after the death of the Participant by (A) his or her personal representative or by the person to whom the Option is transferred by will or the applicable laws of descent and distribution, or (B) the Participant’s designated beneficiary and, to the extent that any such Option was not exercisable on the date of death, it will immediately terminate.

c. On Account of Disability. If the Participant’s employment or service terminates on account of Disability, then any unexercised Option, to the extent exercisable on the date of such termination of employment or service due to Disability, may be exercised in whole or in part, within the first ninety (90) days after such termination of employment or service due to Disability (but only during the Option Term) by the Participant, or by his or her legal guardian or representative, and to the extent that any such Option was not exercisable on the date of such termination of employment due to Disability, it will immediately terminate.

d. Other. If (i) the Participant’s employment is terminated prior to the end of the term under any employment agreement between the Company and the Participant other than as a result of the Participant’s death or Disability and other than for Cause or due to a Change in Control, (ii) the Participant’s employment is terminated by the Participant other than for Good Reason, (iii) the Participant’s employment agreement is not renewed by the Participant at the end of its initial term, or (iv) the Company provides notice to the Participant that his employment agreement will not be renewed, any portion of the Option that has not vested shall expire as of the termination date or nonrenewal date, and any unexercised portion of a vested Option shall remain exercisable for a period of ninety (90) days after the termination date, the date of nonrenewal or the expiration of the Option, whichever is earlier.

6.	Provisions of Plan Control. This Award Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Award Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Award Agreement shall be deemed to be modified accordingly, provided that to the extent the Plan provides the Committee with discretion to determine the terms of the Option, the exercise of such discretion shall not be considered to be inconsistent with the terms of the Plan. This Award Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.

7.	Notices. All notices or other communications required or permitted to be given under this Award Agreement to the Company shall be in writing and shall be deemed to have been duly given if delivered personally or mailed, postage pre-paid, as follows: (i) if to the Company, at its principal business address to the attention of the Secretary; and (ii) if to the Participant, at the last address of the Participant known to the Company at the time the notice or other communication is sent.